                                                                    Exhibit 99.1

                                      USA
                                    NETWORKS,
                                      INC.


     USA NETWORKS, INC. IS FOCUSED ON THE NEW CONVERGENCE OF ENTERTAINMENT,
                        INFORMATION, AND DIRECT SELLING.

                                USA ENTERTAINMENT

USA CABLE                                        USA FILMS
     USA Network                                        October Films
     SCI FI Channel                                     Gramercy Pictures
     TRIO                                               USA Home Entertainment
     Newsworld International (NWI)
                                                 USA BROADCASTING
STUDIOS USA                                             WAMI-TV (Miami)
                                                        KSTR-TV (Dallas)
USA INTERACTIVE ENTERTAINMENT                           WHOT-TV (Atlanta)
     SCIFI.com                                          WHUB-TV (Boston)
     USANetwork.com
     StudiosUSA.com

================================================================================

                            USA ELECTRONIC RETAILING

HSN                                              HSN INTERNATIONAL
     HSN                                                HSN en Espanol (U.S.)
     America's Store                                    HOT Germany (42%)
     HSN Interactive                                    HOT LeGrand Magasin --
         HSN.com                                          Belgium (47%)*
         Direct Response                                Shop Channel --
                                                          Japan (30%)*
                                                        TVSN --
                                                          China (21%)*
                                                         *unconsolidated
================================================================================

                           USA INFORMATION & SERVICES

TICKETMASTER                                     STYLECLICK INC. (NASDAQ: IBUY)
                                                       Styleclick.com
TICKETMASTER ONLINE-CITYSEARCH (NASDAQ: TMCS)          Internet Shopping Network
     Ticketmaster Online                                    First Auction
     Citysearch                                             First Jewelry
     Match.Com
                                                 ELECTRONIC COMMERCE SOLUTIONS
HOTEL RESERVATIONS NETWORK (NASDAQ: ROOM)               USA Fulfillment
                                                        USA eSolutions
PRECISION RESPONSE CORPORATION                          USA Database Marketing
     Precision Response
     prcnetcare.com

                                      USA
                                    NETWORKS,
                                      INC.

     USA NETWORKS, INC. IS FOCUSED ON THE NEW CONVERGENCE OF ENTERTAINMENT,
                        INFORMATION, AND DIRECT SELLING.

OPERATING ESTIMATES FOR THE NEXT TWELVE MONTHS (ROUNDED)        TV HOUSEHOLDS (9/30/00; ESTIMATED IN MILLIONS)

Full-time employees                         18,000              U.S. TV household reach (unduplicated)                91%
                                                                Worldwide TV households (unduplicated)              135.0
U.S. cities                                     80
Worldwide cities                               100              USA Network                                          79.4
Worldwide offices                              165              SCI FI Channel                                       65.1
                                                                TRIO                                                  6.9
Primary consumer web sites                      15              Newsworld International                               6.5
Average number of new customers
  added daily                               30,000
Active / registered customers           17 million              HSN: Cable / DBS                                     64.6
Customer database                       30 million              HSN: Broadcast / C-Band                              11.3
                                                                                                                     ----
                                                                                                                     75.9
Customer Inbound telephone minutes       1 billion
Customer Inbound telephone calls       315 million              America's Store                                       9.0
Orders processed                        75 million
Credit card transactions                60 million              HOT Germany (w/Austria, Switzerland) (42%)           28.8
Items shipped                           40 million
                                                                HSN en Espanol -- U.S.                                5.1
In-house merchants                             200
Merchandise SKUs processed                  60,000              TVSN -- China (21%)*                                 22.4
Telephone operator positions                10,000
Ticketing outlets                            3,430              Shop Channel -- Japan (30%)*                          8.6
Call centers                                    34
Fulfillment center square feet         2.5 million              HOT LeGrand Magasin -- Belgium (47%)*                 1.4

                                                                USAB: Owned & operated (13 stations)                 31.6
                                                                USAB: Minority interest (4 stations)                  6.9
                                                                                                                     ----
                                                                                                                     38.5
                                                                  *unconsolidated


FINANCIAL ESTIMATES (PRO FORMA)                                 CAPITALIZATION (10/20/00; ESTIMATED IN MILLIONS)

1999 revenue, combined businesses     $3.8 billion              Ticker (NASDAQ)                                      USAI
1999 EBITDA, operating businesses     $777 million
                                                                USAi Common Stock                                   305.1
Revenue sources (Q3 '00):                                       USAi Class B                                         63.0
    Merchandise                                37%              USAi Exchangeable                                   361.2
                                                                                                                    -----
    Ticketing                                  11%                 Total Shares Outstanding                         729.3
    Teleservices / ECS                          8%
    Hotel rooms                                 9%              Estimated dilutive options (treasury method)         34.0
                                                --                                                                   ----
    Commerce                                   65%              Fully diluted shares                                763.3
                                               ===                                                                  =====

    Advertising                                17%              Outstanding equity cap                        $13.1 billion
    Affiliate fees and subscriptions           12%              Fully diluted equity cap                      $13.7 billion
    Production and distribution                 6%
                                                --
    Media                                      35%              Total assets (9/30/00)                        $10.5 billion
                                               ===

    Online (% of total)                        15%
    International (% of total)                  6%


ESTIMATED AND UNAUDITED. ADDITIONAL INFORMATION CAN BE FOUND IN USAI'S PUBLIC FILINGS, INCLUDING ITS ANNUAL REPORT ON FORM 10-K.

                                      USA
                                    NETWORKS,
                                      INC.

     USA NETWORKS, INC. IS FOCUSED ON THE NEW CONVERGENCE OF ENTERTAINMENT,
                        INFORMATION, AND DIRECT SELLING.

CORPORATE HISTORY / MAJOR TRANSACTIONS

     JULY 1986    Silver King Broadcasting formed by Home Shopping Network

 DECEMBER 1992    SILVER KING COMMUNICATIONS, INC. spun-off to HSN shareholders

   AUGUST 1995    Barry Diller named Chairman and CEO of Silver King

 DECEMBER 1996    Silver King, HOME SHOPPING NETWORK (including INTERNET
                  SHOPPING NETWORK (ISN)), and Savoy Pictures Entertainment merge; Silver King Communications, Inc. is renamed HSN, INC.
                  (announced 11/95)

     JULY 1997    HSN, inc. acquires 50% of TICKETMASTER Group, Inc. from Paul
                  Allen (announced 5/97)

 FEBRUARY 1998    HSN, inc. acquires USA NETWORK, SCI FI, and Universal domestic
                  TV (renamed STUDIOS USA) from Seagram; HSN, inc. renamed USA
                  NETWORKS, INC., (announced 10/97)

    MARCH 1998    USAi two-for-one stock split on March 26

     JUNE 1998    USAi acquires remaining interest in Ticketmaster from public

SEPTEMBER 1998    Ticketmaster Online merges with CITYSEARCH (announced 8/98)

 DECEMBER 1998    Ticketmaster Online-CitySearch, Inc. (TMCS) completes IPO
                  (merged 9/98)

      MAY 1999    USAi acquires HOTEL RESERVATIONS NETWORK (announced 4/99)

SEPTEMBER 1999    TMCS acquires the Sidewalk city guides from Microsoft
                  (announced 7/99)

SEPTEMBER 1999    USAi forms USA ELECTRONIC COMMERCE SOLUTIONS (ECS)

 FEBRUARY 2000    USAi two-for-one stock split on February 24

    APRIL 2000    USAi acquires PRECISION RESPONSE CORPORATION (announced 1/00)

      MAY 2000    USA Cable acquires North American Television (TRIO and NWI)

     JUNE 2000    USAi organizes into three business units: USA
                  ENTERTAINMENT, USA ELECTRONIC RETAILING, and USA
                  INFORMATION & SERVICES

     JULY 2000    Styleclick (IBUY) merges with ISN to form STYLECLICK, INC.
                  (announced 1/00)

IMPORTANT DISCLOSURES

This company overview contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include the information relating to possible or assumed future results of operations of USAi, including those preceded by, followed by or that include the words "expects", "anticipates", "estimates", or similar expressions. These statements reflect the current views of USAi with respect to future events. The following important factors, in addition to those described in USAi's filings with the Securities and Exchange Commission, could affect the future results of USAi, and could cause those results to differ materially from those expressed in the forward-looking statements: material adverse changes in economic conditions in the markets served by our businesses; future regulatory actions and conditions in our businesses' operating areas; competition from others; successful integration of our divisions, including recently acquired businesses; product demand and market acceptance; the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; and obtaining and retaining key executives and employees. These forward-looking statements are made as of the date of this press release, and USAi undertakes no obligation to update or revise them, whether as a result of new information, future events or any other reason.